Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Strive 1000 Growth ETF (STXG)
(the “Fund”)
June 25, 2025
Supplement to the Summary Prospectus, Prospectus, and
Statement of Additional Information (“SAI”), each dated November 30, 2024, as previously supplemented
The Fund is updating its investment policy to indicate that it intends to be “diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), in approximately the same proportion as its Index is diversified. Shareholder approval will not be sought if the Fund crosses from diversified to non‑diversified status due solely to a change in the relative market capitalization or index weighting of the constituents of its Index.
The following is added at the end of the section entitled “Principal Investment Strategies” on pages 1 and 7 of the Summary Prospectus and Prospectus, respectively:
The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non‑diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. Shareholder approval will not be sought if the Fund becomes “non‑diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index. The Fund discloses its portfolio holdings and weightings at www.strivefunds.com/stxg.
The following is added to the sections entitled “Principal Investment Risks” on page 2 of the Summary Prospectus and “Additional Information About the Funds’ Principal Investment Risks” on page 70 of the Prospectus:
Change in Diversification Status. In seeking to track its Index, the Strive 1000 Growth ETF may become non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A “non-diversified” fund generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. The Fund may be more sensitive to a single economic, business, political, regulatory, or other occurrence than a more diversified fund might be, which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares.
The following paragraph is added to the section entitled “Trust and Fund Overview — Diversification” on page 2 of the SAI:
While the Strive 1000 Growth ETF is classified as “diversified,” under applicable no‑action relief from the SEC staff, the Fund may become non‑diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its Index and such a change does not require shareholder approval.
The following replaces investment policy number 8 found in the section entitled “Investment Policies and Restrictions” on page 4 of the SAI:
Each Fund, except for the Strive U.S. Energy ETF, Strive U.S. Semiconductor ETF, Strive Natural Resources and Security ETF, and Strive 1000 Growth ETF, may not, with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of its holdings in the securities of such issuer exceeds 5% of the value of its total assets, or (b) it owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to a Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies). The Strive 1000 Growth ETF intends to be diversified in approximately the same proportion as its corresponding Index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its Index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of its Index.

Please retain this Supplement for future reference.